This Statement on Form 3 is filed jointly by Warburg Pincus Capital Corporation
I-A Sponsor, L.P., Warburg Pincus Capital Corporation GP LLC, Warburg Pincus
Partners II (Cayman), L.P., Warburg Pincus Partners II Holdings (Cayman), L.P.,
WPP II Administrative (Cayman), LLC and Warburg Pincus (Bermuda) Private Equity
GP Ltd. The principal business address of each of these reporting persons is
450 Lexington Avenue, New York, New York 10017.

Name of Designated Filer: Warburg Pincus Capital Corporation I-A Sponsor, L.P.

Date of Earliest Transaction: March 4, 2021

Issuer Name and Ticker or Trading Symbol: Warburg Pincus Capital Corporation
I-A [WPCA]

WARBURG PINCUS CAPITAL CORPORATION I-A SPONSOR, L.P.

By:     Warburg Pincus Capital Corporation GP LLC, its general partner
By:     Warburg Pincus Partners II (Cayman), L.P., its managing member
By:     Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS CAPITAL CORPORATION GP LLC

By:     Warburg Pincus Partners II (Cayman), L.P., its managing member
By:     Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:     Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS PARTNERS II HOLDINGS (CAYMAN), L.P.

By:     WPP II Administrative (Cayman), LLC, its general partner
By:     Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory

WPP II ADMINISTRATIVE (CAYMAN), LLC

By:     Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:     /s/ Harsha Marti                     February 17, 2022
Name:   Harsha Marti
Title:  Authorised Signatory